UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):        Commission File Number
         March 4, 2004                                            0-7674
                                                                  ------


                        FIRST FINANCIAL BANKSHARES, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Texas                                          75-0944023
-----------------------                     -----------------------------------
(State of Incorporation)                               (IRS Employer
                                                       Identification No.)


                      400 Pine Street, Abilene, Texas 79601
                   (Address of Executive Offices and Zip Code)

                                 (325) 627-7155
                         (Registrant's Telephone Number)

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits.  The following exhibit is filed with this document:

          99.1 Press Release issued by First Financial Bankshares, Inc., dated March 4, 2004

ITEM 9.   Regulation FD Disclosure

     On March 4, 2004, First Financial Bankshares, Inc. (the "Company") entered into a Stock Purchase Agreement (the "Purchase Agreement") with the principal shareholders of Liberty National Bank, Granbury, Texas. Pursuant to the Purchase Agreement and provided all of the shares of Liberty National Bank are tendered for purchase by the Company, the Company will pay approximately $12.8 million for all of the outstanding shares of Liberty National Bank. Acquisition of Liberty National Bank by the Company is subject to the approval of the Board of Governors of the Federal Reserve System and other federal and state regulatory authorities, as well as, subject to satisfaction of the conditions contained in the Purchase Agreement. If the transaction is approved by federal and state regulatory authorities, it is anticipated that the acquisition of Liberty National Bank by the Company will be closed in mid 2004. Conditioned upon completion of the above described transaction, Liberty National Bank will become a direct subsidiary of First Financial Bankshares of Delaware, Inc., the Company's wholly owned Delaware bank holding company.

     Liberty National Bank is a Texas corporation and a national banking association. Liberty National Bank is located in the City of Granbury, Hood County, Texas, approximately 40 miles southwest of Fort Worth, Texas. Liberty National Bank was chartered in 1997 and as of December 31, 2003, had assets totaling $60 million and shareholders' equity of $5.9 million.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FIRST FINANCIAL BANKSHARES, INC.
                                           (Registrant)



DATE:  March 4, 2004                       By:     /S/ J. Bruce Hildebrand
                                                   -----------------------
                                                   J. BRUCE HILDEBRAND
                                                   Executive Vice President and
                                                   Chief Financial Officer

                                                                   Exhibit 99.1
                                                                   ------------

For immediate release              For More Information:
                                   J. Bruce Hildebrand, Executive Vice President
                                   325.627.7167


First Financial Bankshares Announces Acquisition of Granbury Bank


ABILENE, Texas, March 4, 2004 - First Financial Bankshares, Inc. and Liberty National Bank, Granbury, Texas, have entered into a definitive agreement for First Financial Bankshares to acquire Liberty National Bank for a contemplated cash purchase price of approximately $12.8 million. The agreement was jointly announced today by F. Scott Dueser, President and CEO of First Financial Bankshares, and Garry Z. Luker, Chairman of Liberty National Bank. Following regulatory approval, the transaction is expected to be finalized in mid 2004.

Liberty National Bank was chartered in 1997 and has, as of December 31, 2003, $60 million in total assets and approximately $5.9 million in shareholders' equity. Granbury, a growing and vibrant community located on Lake Granbury, is 40 miles west of Fort Worth in Hood County.

"The acquisition of Liberty National Bank fits well into our long-term strategy of strengthening our presence in growing communities within a 50-mile radius of the Dallas/Fort Worth metroplex," Dueser said. "We have wanted to be in the Granbury market for a number of years and are pleased to have the opportunity to be associated with Liberty National Bank. They are a first-class organization, and we look forward to working with their board, staff and customers."

Luker will continue to be the Chairman of the Board, and all other officers and employees will remain in their present positions.

"We have had a longtime relationship with First Financial Bankshares and have the highest respect for them due to their commitment to community banking and quality customer service," Luker said. "We believe this association is good for the citizens of Granbury and Hood County due to the financial strength that First Financial brings to our community. We look forward to being associated with them and being able to provide expanded products and services to our customers."

Liberty National Bank will become the 11th community bank of First Financial Bankshares. Headquartered in Abilene, Texas, First Financial Bankshares is a financial holding company with consolidated assets totaling $2.1 billion, operating separately chartered banks with 28 locations in Texas and a trust company. These subsidiaries are First National Bank of Abilene, Abilene; Eastland National Bank, Eastland; First Financial Bank, National Association, Cleburne; Hereford State Bank, Hereford; City National Bank, Mineral Wells; San Angelo National Bank, San Angelo; First Financial Bank, National Association, Southlake; Stephenville Bank & Trust Co., Stephenville; First National Bank, Sweetwater; Weatherford National Bank, Weatherford and First Financial Trust & Asset Management Company, National Association.

The Company is listed on The Nasdaq Stock Market under the trading symbol FFIN. For more information about First Financial Bankshares, please visit our web site at http://www.ffin.com.














                                      *****

Certain statements contained herein may be considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company's management, as well as assumptions made beyond information currently available to the Company's management, and may be, but not necessarily are, identified by such words as "expect", "plan", "anticipate", "target", "forecast" and "goal". Because such "forward-looking statements" are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company's expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal polices and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company's reports filed with the Securities and Exchange Commission, which may be obtained under "Investor Relations-Documents/Filings" on the Company's web site or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.